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                                                                       EXHIBIT 1


                                    AGREEMENT


         Pursuant to rule 13d-1(k)(1) under the securities exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the shares of Common stock of Chastain Capital Corp.

         EXECUTED as a sealed instrument this 21st day of January, 2000.

                                         K Capital I, L.P.

                                         By:  /s/Thomas Knott
                                              ----------------------------------
                                               K Capital Partners, LLC, General
                                               Partner by: Harwich Capital
                                               Partners LLC, its Managing
                                               Members, by Thomas Knott, its
                                               Managing Member

                                         K Capital II, L.P.

                                         By  /s/Thomas Knott
                                              ----------------------------------
                                               K Capital Partners, LLC, General
                                               Partner by: Harwich Capital
                                               Partners LLC, its Managing
                                               Members, by Thomas Knott, its
                                               Managing Member

                                         K Capital Offshore Master Fund
                                         (U..S. Dollar), L.P.

                                         By:  /s/ Thomas Knott
                                              ----------------------------------
                                                K Capital Partners, LLC, General
                                                Partner by: Harwich Capital
                                                Partners LLC, its Managing
                                                Members, by Thomas Knott, its
                                                Managing Member

                                         K Capital Partners, LLC

                                         By:  /s/Thomas Knott
                                              ----------------------------------
                                               Harwich Capital Partners, LLC
                                               by Thomas Knott, its
                                                Managing Member


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                                         Harwich Capital Partners, LLC

                                         By:  /s/Thomas Knott
                                              ----------------------------------
                                               Thomas Knott, its
                                                Managing Member

                                         /s/Thomas Knott
                                         ---------------------------------------
                                         Thomas Knott

                                         /s/Abner Kurtin
                                         ---------------------------------------
                                         Abner Kurtin